UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 29, 2017

Mallinckrodt public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Lotus Park, The Causeway, Staines-Upon-Thames,
Surrey TW18 3AG, United Kingdom
(Address of principal executive offices)
+44 017 8463 6700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced in its Current Report on Form 8-K filed on December 26, 2017, on December 23, 2017, Mallinckrodt plc (“Mallinckrodt”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sun Acquisition Co., a Delaware corporation and an indirect, wholly owned subsidiary of Mallinckrodt (“Purchaser”), and Sucampo Pharmaceuticals, Inc., a Delaware corporation (“Sucampo”), pursuant to which Purchaser will, on the terms and subject to the conditions set forth therein, commence a tender offer (the “Offer”) to acquire all of the outstanding shares of Class A common stock, par value $0.01 per share, of Sucampo (the “Sucampo Shares”) at a purchase price of $18.00 per Sucampo Share in cash, subject to any required withholding of taxes and without interest, and, following the completion of the Offer merge with and into Sucampo (the “Merger”), with Sucampo surviving the Merger as an indirect wholly owned subsidiary of Mallinckrodt.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 29, 2017, Mallinckrodt International Finance S.A. (“MIFSA”), a wholly owned indirect subsidiary of Mallinckrodt, borrowed $900,000,000 as a revolving loan (the “Revolving Loan”) under the revolving credit facility (the “Revolving Credit Facility”) established pursuant to that certain Credit Agreement, dated as of March 19, 2014 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among Mallinckrodt, MIFSA, Mallinckrodt CB LLC, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent. Pursuant to the terms of the Credit Agreement, the Revolving Loan matures on February 28, 2022, and is prepayable prior to such date, in whole or in part, without premium or penalty at the election of MIFSA. After giving effect to the borrowing of the Revolving Loan, there is no remaining availability under the Revolving Credit Facility.

It is contemplated that some or all of the proceeds from the Revolving Loan will be used to finance, in part, the consideration payable in the Offer and the Merger, which are expected to be completed in the first calendar quarter of 2018.

Additional Information and Where to Find It
The tender offer for the outstanding Sucampo Shares referenced in this current report on Form 8-K has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that Mallinckrodt and Purchaser will file with the Securities and Exchange Commission (“SEC”). At the time the tender offer is commenced, Mallinckrodt and Purchaser will file tender offer materials on Schedule TO, and thereafter Sucampo will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF SUCAMPO SHARES ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SUCAMPO SHARES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Sucampo Shares at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Copies of the documents filed by Mallinckrodt and Purchaser with the SEC will also be available free of charge on the Investor Relations section of its website at www.mallinckrodt.com and copies of the documents filed by Sucampo with the SEC will be available free of charge on Sucampo’s website at www.sucampo.com. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Sucampo and Mallinckrodt file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Sucampo or Mallinckrodt at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Sucampo’s and Mallinckrodt’s filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC’s website at www.sec.gov.

Forward-Looking Statements
Statements in this document that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the federal securities laws, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things:

•	general economic conditions and conditions affecting the industries in which Mallinckrodt and Sucampo operate;

•	Mallinckrodt’s and Sucampo’s ability to protect intellectual property rights;

•	the parties’ ability to satisfy the Offer and Merger Agreement conditions and consummate the Offer and the Merger on the anticipated timeline or at all;

•	the availability of financing, on anticipated terms or at all;

•	Mallinckrodt’s ability to successfully integrate Sucampo’s operations and employees with Mallinckrodt’s existing business;

•	the ability to realize anticipated growth, synergies and cost savings;

•	Sucampo’s performance and maintenance of important business relationships;

•	Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration;

•	customer concentration;

•	cost-containment efforts of customers, purchasing groups, third-party payors and governmental organizations;

•	Mallinckrodt’s ability to successfully develop or commercialize new products;

•	competition;

•	Mallinckrodt’s ability to integrate acquisitions of technology, products and businesses generally;

•	product liability losses and other litigation liability;

•	the reimbursement practices of a small number of large public or private issuers;

•	complex reporting and payment obligation under healthcare rebate programs;

•	changes in laws and regulations;

•	conducting business internationally;

•	foreign exchange rates;

•	material health, safety and environmental liabilities;

•	litigation and violations;

•	information technology infrastructure; and

•	restructuring activities.

Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Mallinckrodt’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as well as Sucampo’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2016. The forward-looking statements made herein speak only as of the date hereof and none of Mallinckrodt, Sucampo or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY

Date:	January 5, 2018	By:	/s/ Stephanie D. Miller
Stephanie D. Miller
Vice President, Corporate Secretary & International Legal